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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 13, 1996


                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                     0-5260                 95-248811
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(State or other jurisdiction         (Commission          (I.R.S. Employer
     of incorporation)               File Number)       Identification Number)


 17731 Mitchell North, Irvine, California                       92714
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 (Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number, including area code: (714) 250-4800




                                Not applicable
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        (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

        Effective May 13, 1996, Robert Bagby, formerly President and Chief Executive Officer of General Automation, Inc. ("GAI"), has assumed the position of Vice Chairman of the Board, to enable him to devote a greater portion of his attention to strategic issues related to GAI's growth. Jane Christie, formerly GAI's Senior Vice President for Customer Services, Sales and Marketing, has succeeded Mr. Bagby as GAI's President and Chief Executive Officer. Ms. Christie has served in various management positions with GAI since 1979.

        Mr. Leonard MacKenzie, GAI's former Vice Chairman of the Board, will continue as a director of GAI.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                GENERAL AUTOMATION, INC.


Date: May 20, 1996                              By: /s/ JOHN R. DONNELLY
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                                                John R. Donnelly
                                                Vice President of Finance